UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07489
Oppenheimer International Growth Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: November 30
Date of reporting period: 11/30/2010

Item 1. Reports to Stockholders.
November 30, 2010 Management Commentary and Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Manager ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings

Nidec Corp.	2.6%
Autonomy Corp. plc	2.5
Telefonaktiebolaget LM Ericsson, B Shares	2.3
Capita Group plc	1.8
Aalberts Industries NV	1.8
Aggreko plc	1.8
ICAP plc	1.8
Burberry Group plc	1.7
Cia Vale do Rio Doce, Preference A	1.7
Temenos Group AG	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2010, and are based on net assets. For more current Top Ten Fund holdings, please visit www.oppenheimerfunds.com.

Top Ten Geographical Holdings

United Kingdom	24.1%
Switzerland	14.5
Japan	10.5
France	9.2
Australia	6.3
Germany	5.4
The Netherlands	4.8
Spain	3.6
Italy	3.3
Sweden	3.2
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2010, and are based on the total market value of investments.
7 | OPPENHEIMER INTERNATIONAL GROWTH FUND

TOP HOLDINGS AND ALLOCATIONS
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2010, and are based on the total market value of investments.
8 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its fiscal year ended November 30, 2010, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. During the one-year period ended November 30, 2010, Oppenheimer International Growth Fund’s Class A shares (without sales charge) rose by 6.77%, outperforming the MSCI EAFE Index (the “Index”), which returned 1.11% over the same time span. The Fund outperformed the Index in eight out of ten sectors.
     The consumer discretionary sector was the greatest contributor to performance during the reporting period. Within the sector, overweight positions in luxury goods providers Burberry Group plc, Swatch Group AG and LVMH Moet Hennessy Louis Vuitton benefited Fund performance during the reporting period. The industrials sector was the second largest contributor to performance. Top performing holdings included Aggreko plc, Aalberts Industries NV, both among the top ten holdings of the Fund at period end, and SEB SA. The information technology sector also significantly contributed to Fund performance, as a result of both stronger relative stock selection and a large overweight position relative to the Index. The top individual contributors to performance were Infosys Technologies Ltd., Temenos Group AG, ARM Holdings plc and Phoenix Mecano AG, while other securities such as Keyence Corp. and Telefonaktiebolaget LM Ericsson, the third largest Fund holding at period end, contributed as well. Stocks in the materials sector generally outperformed the broader market as commodity prices rose substantially over the reporting period. Fortunately, our stock selection in the materials sector benefited Fund performance, despite our relatively low sector weighting.
     While the Fund outperformed the Index substantially by remaining underweight the financials sector, this sector housed most of the individual detractors to Fund performance. Our holdings in QBE Insurance Group Ltd., Deutsche Bank AG, Credit Suisse Group AG and BinckBank NV, a Dutch online broker, were some of the largest detractors. Similarly, the health care sector provided a headwind to Fund performance, a sector we were overweight in relative to the index. Some of the underperformers in this sector were Grifols SA, Roche Holding AG and Sonic Healthcare Ltd.
     Regarding sector weights, the Fund typically has low weights in financials and materials. Much of our financial exposure continues to be in specialized financial companies with more straightforward business models and high barriers to entry. While we do not construct our portfolio based on sector weights, we find it likely that overweight positions in information technology, health care, industrials and consumer discretionary stocks will
9 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE DISCUSSION
continue to be emphasized in the portfolio. Our outperformance during the reporting period is largely due to our long-term holdings in luxury goods stocks and information technology stocks. We believe companies within our typically overweight sectors should continue to provide the most opportunities within our themes, mass affluence, new technologies, restructuring and aging.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 2010. In the case of Class A, Class B and Class C shares, performance is measured over a ten fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is shown measured from inception of the Class on September 7, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, which is a widely recognized unmanaged index of international stock performance. Index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
10 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 16 for further information.
11 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 16 for further information.
13 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 16 for further information.
15 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 9/7/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
16 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
17 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	June 1, 2010	November 30, 2010	November 30, 2010

Actual
Class A	$1,000.00	$1,142.40	$7.27
Class B	1,000.00	1,137.90	11.58
Class C	1,000.00	1,138.20	11.31
Class N	1,000.00	1,141.00	8.46
Class Y	1,000.00	1,145.70	4.26

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.30	6.85
Class B	1,000.00	1,014.29	10.91
Class C	1,000.00	1,014.54	10.66
Class N	1,000.00	1,017.20	7.97
Class Y	1,000.00	1,021.11	4.01
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended November 30, 2010 are as follows:

Class	Expense Ratios

Class A	1.35%
Class B	2.15
Class C	2.10
Class N	1.57
Class Y	0.79
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS November 30, 2010

	Shares	Value

Common Stocks—97.8%
Consumer Discretionary—14.7%
Automobiles—1.0%
Bayerische Motoren Werke (BMW) AG	460,161	$34,667,823

Honda Motor Co. Ltd.	192,646	6,973,637

		41,641,460

Diversified Consumer Services—1.3%
Benesse Holdings, Inc.	446,582	20,437,436

Dignity plc	1,710,717	17,163,050

MegaStudy Co. Ltd.	110,672	17,602,136

Zee Learn Ltd.[1]	938,095	153,234

		55,355,856

Hotels, Restaurants & Leisure—1.3%
Carnival Corp.	843,970	34,864,401

William Hill plc	8,562,655	20,710,730

		55,575,131

Household Durables—0.8%
SEB SA	400,743	36,958,930
Internet & Catalog Retail—0.4%
DeNA Co. Ltd	617,200	18,024,098
Media—1.9%
Grupo Televisa SA, Sponsored GDR	956,900	22,295,770

SES, FDR	738,950	17,102,349

Vivendi SA	795,647	19,411,188

Zee Entertainment Enterprises Ltd.	7,707,856	24,172,616

		82,981,923

Multiline Retail—0.5%
Pinault-Printemps-Redoute SA	133,010	21,132,704
Specialty Retail—1.9%
Hennes & Mauritz AB, Cl. B	471,606	15,919,473

Industria de Diseno Textil SA	900,629	67,875,387

		83,794,860

Textiles, Apparel & Luxury Goods—5.6%
Burberry Group plc	4,780,294	74,057,751

Compagnie Financiere Richemont SA, Cl. A	697,261	37,584,636

Luxottica Group SpA	952,887	25,244,907

LVMH Moet Hennessy Louis Vuitton SA	399,100	60,534,061

Swatch Group AG (The), Cl. B	118,145	47,439,282

		244,860,637

Consumer Staples—9.9%
Beverages—3.5%
C&C Group plc	12,878,671	52,090,420

Diageo plc	2,393,837	42,596,820

Heineken NV	304,922	14,126,178

Pernod-Ricard SA	525,902	42,863,208

		151,676,626

Food & Staples Retailing—1.4%
Shoppers Drug Mart Corp.	1,052,360	38,781,140

Woolworths Ltd.	914,218	23,484,178

		62,265,318

Food Products—3.6%
Aryzta AG	662,099	28,069,857

Barry Callebaut AG1	76,169	59,537,269

Nestle SA	502,557	27,314,785

Unilever plc	1,544,264	42,684,043

		157,605,954

Household Products—0.9%
Reckitt Benckiser Group plc	717,047	37,921,291
Personal Products—0.5%
L’Oreal SA	177,233	18,848,505
Energy—4.0%
Energy Equipment & Services—1.9%
Saipem SpA	451,704	18,797,791

Schoeller-Bleckmann Oilfield Equipment AG	303,250	21,700,921
19 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Energy Equipment & Services Continued
Technip SA	516,012	$40,067,807

		80,566,519

Oil, Gas & Consumable Fuels—2.1%
BG Group plc	3,728,387	67,359,177

Cairn Energy plc[1]	3,020,520	18,158,827

Tsakos Energy Navigation Ltd.	550,660	5,407,481

		90,925,485

Financials—8.7%
Capital Markets—6.3%
3i Group plc	3,020,151	14,017,935

BinckBank NV	3,562,344	51,789,682

Collins Stewart plc	11,968,165	14,892,724

Credit Suisse Group AG	957,444	35,334,754

Deutsche Bank AG	957,193	45,971,704

ICAP plc	10,374,653	76,652,048

Swissquote Group Holding SA	287,418	14,605,010

Tullett Prebon plc	4,182,987	22,785,535

		276,049,392

Commercial Banks—0.6%
ICICI Bank Ltd., Sponsored ADR	494,780	24,758,791

Insurance—1.5%
AMP Ltd.	2,927,464	14,170,127

Prudential plc	3,269,829	28,888,830

QBE Insurance Group Ltd.	1,350,302	21,782,405

		64,841,362

Thrifts & Mortgage Finance—0.3%
Housing Development Finance Corp. Ltd.	763,074	11,419,086
Health Care—12.0%
Biotechnology—2.4%
CSL Ltd.	1,918,200	64,185,145

Grifols SA	3,288,065	37,972,864

Marshall Edwards, Inc.[1,2,3]	282,486	249,718

Marshall Edwards, Inc., Legend Shares[1,2,3]	156,543	138,384

		102,546,111

Health Care Equipment & Supplies—6.2%
DiaSorin SpA	791,631	30,724,395

Essilor International SA	509,916	31,860,235

Nobel Biocare Holding AG	197,276	3,280,562

Smith & Nephew plc	2,288,620	20,736,058

Sonova Holding AG	310,832	38,805,609

Straumann Holding AG	119,246	25,093,165

Synthes, Inc.	487,135	59,602,628

Terumo Corp.	569,980	30,341,270

William Demant Holding AS1	420,060	29,261,514

		269,705,436

Health Care Providers & Services—1.4%
Sonic Healthcare Ltd.	5,481,394	61,996,021
Health Care Technology—0.0%
Ortivus AB, Cl. B1,3	1,659,273	905,978
Life Sciences Tools & Services—0.4%
BTG plc[1]	4,032,055	13,797,668

Tyrian Diagnostics Ltd.[1,3]	59,749,268	459,817

		14,257,485

Pharmaceuticals—1.6%
Novogen Ltd.[1,3]	7,639,623	908,795

Oxagen Ltd.[1,2,3]	214,287	10,091

Roche Holding AG	420,719	57,764,239

Sanofi-Aventis SA	198,387	11,995,050

		70,678,175
20 | OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value

Industrials—23.1%
Aerospace & Defense—1.8%
EMBRAER SA	5,265,446	$38,049,035

European Aeronautic Defense & Space Co.[1]	1,806,433	40,471,753

		78,520,788

Air Freight & Logistics—0.1%
Toll Holdings Ltd.	1,083,687	6,440,007
Commercial Services & Supplies—3.4%
Aggreko plc	3,475,040	79,187,021

De La Rue plc	1,679,575	15,100,239

Prosegur Compania de Seguridad SA	935,386	52,233,681

		146,520,941

Construction & Engineering—3.3%
Koninklijke Boskalis Westminster NV	822,142	35,238,164

Leighton Holdings Ltd.	516,890	15,606,283

Maire Tecnimont SpA	7,805,715	30,573,794

Outotec OYJ	484,312	23,819,860

Trevi Finanziaria SpA	2,995,648	36,940,583

		142,178,684

Electrical Equipment—4.3%
ABB Ltd.	3,115,519	60,376,470

Ceres Power Holdings plc[1,3]	8,207,044	9,574,246

Nidec Corp.	1,149,085	115,059,533

		185,010,249

Industrial Conglomerates—1.6%
Koninklijke (Royal) Philips Electronics NV	1,017,577	27,460,670

Siemens AG	366,293	40,319,379

		67,780,049

Machinery—3.2%
Aalberts Industries NV	4,574,643	80,104,796

Atlas Copco AB, Cl. A	1,080,270	23,854,615

Demag Cranes AG1	289,728	13,253,047

Vallourec SA	234,986	22,318,469

		139,530,927

Professional Services—2.9%
Capita Group plc	7,901,954	80,138,031

Experian plc	4,158,414	47,509,023

		127,647,054

Trading Companies & Distributors—2.5%
Brenntag AG1	369,160	31,549,597

Bunzl plc	6,308,999	68,840,610

Wolseley plc[1]	381,970	10,195,373

		110,585,580

Information Technology—17.5%
Communications Equipment—2.3%
Telefonaktiebolaget LM Ericsson, B Shares	9,495,330	97,952,635

Computers & Peripherals—0.8%
Gemalto NV	878,590	34,356,006
Electronic Equipment & Instruments—3.9%
Hoya Corp.	1,679,510	39,614,682

Ibiden Co. Ltd.	531,283	14,600,919

Keyence Corp.	177,901	44,895,079

Nippon Electric Glass Co. Ltd.	1,555,475	21,838,728

Omron Corp.	693,718	17,108,782

Phoenix Mecano AG3	54,212	32,868,034

		170,926,224
21 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Internet Software & Services—2.1%
eAccess Ltd.	33,220	$19,053,172

United Internet AG	1,532,323	21,730,070

Yahoo! Japan Corp.	141,543	50,738,320

		91,521,562

IT Services—0.5%
Infosys Technologies Ltd.	342,735	22,789,245

Office Electronics—1.1%
Canon, Inc.	1,007,360	47,485,186
Semiconductors & Semiconductor Equipment—0.5%
ARM Holdings plc	3,465,210	21,499,507
Software—6.3%
Autonomy Corp. plc[1]	5,293,589	109,758,192

Aveva Group plc	872,616	20,359,683

Compugroup Medical AG	822,836	10,297,332

Nintendo Co. Ltd.	42,419	11,520,897

Sage Group plc (The)	3,946,680	15,795,314

SAP AG	737,447	34,671,180

Temenos Group AG1	2,178,570	71,791,449

		274,194,047

Materials—6.5%
Chemicals—1.6%
Filtrona plc[3]	11,287,729	40,329,621

Sika AG	14,465	28,824,790

		69,154,411

Construction Materials—0.5%
James Hardie Industries SE, CDI[1]	4,352,300	22,462,849
Metals & Mining—4.4%
Cia Vale do Rio Doce, Preference A	2,584,700	72,358,334

Impala Platinum Holdings Ltd.	1,954,572	55,781,532

Rio Tinto plc, Sponsored ADR	972,540	62,368,990

		190,508,856

Telecommunication Services—1.4%
Diversified Telecommunication Services—1.4%
BT Group plc	23,175,459	61,282,131

Total Common Stocks (Cost $3,510,908,033)		4,245,640,072

Preferred Stocks—0.3%
Ceres, Inc.:
Cv., Series C1,2,3	600,000	1,200,000
Cv., Series C-1[1,2,3]	64,547	129,094
Cv., Series D1,2,3	459,800	919,600
Cv., Series F1,2,3	1,900,000	12,350,000

Total Preferred Stocks (Cost $17,766,988)		14,598,694

	Units

Rights, Warrants and Certificates—0.0%
Ceres, Inc. Wts., Strike Price $6.50, Exp. 9/6/15[1,2,3]	380,000	—

Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12[1,2,3]	55,000	1,247

Tyrian Diagnostics Ltd. Rts., Strike Price 0.008AUD, Exp. 12/13/10[1,3]	59,749,268	3,837

Tyrian Diagnostics Ltd. Rts., Strike Price 0.03AUD, Exp. 12/31/10[1,3]	7,468,659	2,420

Total Rights, Warrants and Certificates (Cost $732,564)		7,504
22 | OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value

Investment Companies—1.9%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[4,5]	196,594	$196,594
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[3,5]	81,387,509	81,387,509
Total Investment Companies (Cost $81,584,103)		81,584,103
Total Investments, at Value (Cost $3,610,991,688)	100.0%	4,341,830,373
Other Assets Net of Liabilities	0.0	424,283

Net Assets	100.0%	$4,342,254,656

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD Australian Dollar

1.	Non-income producing security.

2.	Restricted security. The aggregate value of restricted securities as of November 30, 2010 was $14,998,134, which represents 0.35% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Date	Cost	Value	(Depreciation)

Ceres, Inc., Cv., Series C	1/6/99	$2,400,000	$1,200,000	$(1,200,000)
Ceres, Inc., Cv., Series C-1	2/6/01-3/21/06	258,188	129,094	(129,094)
Ceres, Inc., Cv., Series D	3/15/01-3/9/06	2,758,800	919,600	(1,839,200)
Ceres, Inc., Cv., Series F	9/5/07	12,350,000	12,350,000	—
Ceres, Inc. Wts., Strike Price $6.50, Exp. 9/6/15	9/5/07	—	—	—
Marshall Edwards, Inc.	5/6/02-9/26/08	9,269,925	249,718	(9,020,207)
Marshall Edwards, Inc., Legend Shares	7/7/06-8/3/07	4,594,770	138,384	(4,456,386)
Marshall Edwards, Inc., Legend Shares
Wts., Strike Price $3.60, Exp. 8/6/12	8/3/07	—	1,247	1,247
Oxagen Ltd.	12/20/00	2,210,700	10,091	(2,200,609)

		$33,842,383	$14,998,134	$(18,844,249)

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units	Gross	Gross	Shares/Units
	November 30, 2009	Additions	Reductions	November 30, 2010

Art Advanced Research Technologies, Inc.	1,901,125	—	1,901,125	—
Art Advanced Research Technologies, Inc.	1,721,500	—	1,721,500	—
Art Advanced Research Technologies, Inc., Legend Shares	6,078,506	—	6,078,506	—
Art Advanced Research Technologies, Inc., Series 1	3,124,013	—	3,124,013	—
23 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

	Shares/Units	Gross		Gross		Shares/Units
	November 30, 2009	Additions		Reductions		November 30, 2010

Art Advanced Research Technologies, Inc., Series 2	976,420	—		976,420		—
Art Advanced Research Technologies, Inc., Series 4, Legend Shares	8,304,084	—		8,304,084		—
Art Advanced Research Technologies, Inc., Series 5, Legend Shares	7,080,531	—		7,080,531		—
Ceres, Inc., Cv., Series C	600,000	—		—		600,000
Ceres, Inc., Cv., Series C-1	64,547	—		—		64,547
Ceres, Inc., Cv., Series D	459,800	—		—		459,800
Ceres, Inc., Cv., Series F	1,900,000	—		—		1,900,000
Ceres, Inc. Wts., Strike Price $6.50, Exp. 9/6/15	380,000	—		—		380,000
Ceres Power Holdings plc	7,656,349	716,045		165,350		8,207,044
Filtrona plc.	6,486,961	4,800,768		—		11,287,729
Marshall Edwards, Inc.	2,824,863	—		2,824,863	[a]	—
Marshall Edwards, Inc.	—	282,486	[a]	—		282,486
Marshall Edwards, Inc., Legend Shares	1,565,438	—		1,408,895	[a]	156,543
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	55,000	—		—		55,000
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $4.35, Exp. 7/11/10	355,403	—		355,403		—
Novogen Ltd.	7,633,456	6,167		—		7,639,623
Oppenheimer Institutional Money Market Fund, Cl. E	156,382,561	1,047,070,874		1,122,065,926		81,387,509
Ortivus AB, Cl. B	1,638,150	21,123		—		1,659,273
Oxagen Ltd.	214,287	—		—		214,287
Phoenix Mecano AG	32,450	21,762		—		54,212
Tyrian Diagnostics Ltd.	59,749,268	—		—		59,749,268
Tyrian Diagnostics Ltd. Rts., Strike Price 0.008AUD, Exp. 12/13/10	—	59,749,268	[a]	—		59,749,268
Tyrian Diagnostics Ltd. Rts., Strike Price 0.03 AUD, Exp. 12/31/10	7,468,659	—		—		7,468,659

			Realized
	Value	Income	Gain (Loss)

Art Advanced Research Technologies, Inc.	$—	$—	$(7,500,000)
Art Advanced Research Technologies, Inc.	—	—	(1,479,967)
Art Advanced Research Technologies, Inc., Legend Shares	—	—	(984,672)
Art Advanced Research Technologies, Inc., Series 1	—	—	(2,923,359)
Art Advanced Research Technologies, Inc., Series 2	—	—	(979,944)
Art Advanced Research Technologies, Inc., Series 4, Legend Shares	—	—	(1,033,984)
24 | OPPENHEIMER INTERNATIONAL GROWTH FUND

			Realized
	Value	Income	Gain (Loss)

Art Advanced Research Technologies, Inc., Series 5, Legend Shares	$—	$—	$(881,633)
Ceres, Inc., Cv., Series C	1,200,000	—	—
Ceres, Inc., Cv., Series C-1	129,094	—	—
Ceres, Inc., Cv., Series D	919,600	—	—
Ceres, Inc., Cv., Series F	12,350,000	—	—
Ceres, Inc., Cv., Wts., Strike Price $6.50, Exp. 9/6/15	—	—	—
Ceres Power Holdings plc	9,574,246	—	(763,453)
Filtrona plc.	40,329,621	1,318,732	—
Marshall Edwards, Inc.	—	—	—
Marshall Edwards, Inc.	249,718	5	—
Marshall Edwards, Inc., Legend Shares	138,384	—	—
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	1,247	—	—
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $4.35, Exp. 7/11/10	—	—	—
Novogen Ltd.	908,795	—	—
Oppenheimer Institutional Money Market Fund, Cl. E	81,387,509	322,912	—
Ortivus AB, Cl. B	905,978	—	—
Oxagen Ltd.	10,091	—	—
Phoenix Mecano AG	32,868,034	231,303	—
Tyrian Diagnostics Ltd.	459,817	—	—
Tyrian Diagnostics Ltd. Rts., Strike Price 0.008AUD, Exp. 12/13/10	3,837	—	—
Tyrian Diagnostics Ltd. Rts., Strike Price 0.03 AUD, Exp. 12/31/10	2,420	—	—

	$181,438,391	$1,872,952	$(16,547,012)

a.	All or a portion is the result of a corporate action.

4.	Interest rate is less than 0.0005%.

5.	Rate shown is the 7-day yield as of November 30, 2010.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
25 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2010 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$633,198,728	$6,973,637	$153,234	$640,325,599
Consumer Staples	428,317,694	—	—	428,317,694
Energy	171,492,004	—	—	171,492,004
Financials	377,068,631	—	—	377,068,631
Health Care	518,572,119	1,506,996	10,091	520,089,206
Industrials	1,004,214,279	—	—	1,004,214,279
Information Technology	667,433,456	93,290,956	—	760,724,412
Materials	259,663,267	22,462,849	—	282,126,116
Telecommunication Services	61,282,131	—	—	61,282,131
Preferred Stocks	—	—	14,598,694	14,598,694
Rights, Warrants and Certificates	—	3,667	3,837	7,504
Investment Companies	81,584,103	—	—	81,584,103

Total Investments, at Value	4,202,826,412	124,238,105	14,765,856	4,341,830,373
Other Financial Instruments:
Foreign currency exchange contracts	—	3,734	—	3,734

Total Assets	$4,202,826,412	$124,241,839	$14,765,856	$4,341,834,107

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(3,138)	$—	$(3,138)

Total Liabilities	$—	$(3,138)	$—	$(3,138)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in
	Value as of		unrealized		Value as of
	November 30,	Realized	appreciation/	Net purchases	November 30,
	2009	gain (loss)	depreciation	(sales)	2010

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$—	$(12,312)	$165,546	$153,234
Health Care	278,684	(15,783,559)	15,514,966	—	10,091
Preferred Stock	19,658,256	—	(5,059,562)	—	14,598,694
Rights, Warrants and Certificates	—	—	(728,727)	732,564	3,837

Total Assets	$19,936,940	$(15,783,559)	$9,714,365	$898,110	$14,765,856

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
26 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$1,044,492,546	24.1%
Switzerland	628,292,539	14.5
Japan	457,691,739	10.5
France	397,920,265	9.2
Australia	271,408,025	6.3
Germany	232,460,132	5.4
The Netherlands	208,719,490	4.8
Spain	158,081,932	3.6
Italy	142,281,470	3.3
Sweden	138,632,701	3.2
United States	131,436,547	3.0
Brazil	110,407,369	2.5
India	83,292,972	1.9
Ireland	74,553,269	1.7
South Africa	55,781,532	1.3
Jersey, Channel Islands	47,509,023	1.1
Canada	38,781,140	0.9
Denmark	29,261,514	0.7
Finland	23,819,860	0.5
Mexico	22,295,770	0.5
Austria	21,700,921	0.5
Korea, Republic of South	17,602,136	0.4
Bermuda	5,407,481	0.1

Total	$4,341,830,373	100.0%

Foreign Currency Exchange Contracts as of November 30, 2010 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation	Depreciation

Brown Brothers Harriman
Swiss Franc (CHF)	Sell	1,782	CHF	12/1/10-12/2/10	$1,775,071	$3,734	$—

JP Morgan Chase
British Pound Sterling (GBP)	Buy	1,474	GBP	12/2/10	2,292,773	—	3,138

Total unrealized appreciation and depreciation						$3,734	$3,138

See accompanying Notes to Financial Statements.
27 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,378,908,241)	$4,160,391,982
Affiliated companies (cost $232,083,447)	181,438,391

4,341,830,373

Cash—foreign currencies (cost $7,250)	7,250

Unrealized appreciation on foreign currency exchange contracts	3,734

Receivables and other assets:
Shares of beneficial interest sold	10,429,017
Dividends	6,022,448
Investments sold	2,621,326
Other	144,761

Total assets	4,361,058,909

Liabilities
Unrealized depreciation on foreign currency exchange contracts	3,138

Payables and other liabilities:
Investments purchased	11,790,465
Shares of beneficial interest redeemed	4,514,141
Distribution and service plan fees	839,096
Transfer and shareholder servicing agent fees	704,426
Trustees’ compensation	345,211
Shareholder communications	316,303
Foreign capital gains tax	47,797
Other	243,676

Total liabilities	18,804,253

Net Assets	$4,342,254,656

Composition of Net Assets
Paid-in capital	$3,945,215,483

Accumulated net investment income	28,370,042

Accumulated net realized loss on investments and foreign currency transactions	(362,169,761)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	730,838,892

Net Assets	$4,342,254,656

28 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,554,784,713 and 60,386,579 shares of beneficial interest outstanding)	$25.75
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.32

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $55,019,644 and 2,244,447 shares of beneficial interest outstanding)	$24.51

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $196,000,496 and 8,008,679 shares of beneficial interest outstanding)	$24.47

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $100,249,459 and 3,957,809 shares of beneficial interest outstanding)	$25.33

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,436,200,344 and 94,765,870 shares of beneficial interest outstanding)	$25.71
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $5,901,031)	$77,316,338
Affiliated companies (net of foreign withholding taxes of $70,598)	1,872,952

Interest	1,574

Other income	36,273

Total investment income	79,227,137

Expenses
Management fees	27,115,545

Distribution and service plan fees:
Class A	3,634,428
Class B	673,457
Class C	1,978,573
Class N	455,954

Transfer and shareholder servicing agent fees:
Class A	5,877,019
Class B	419,054
Class C	711,105
Class N	457,685
Class Y	1,678,174

Shareholder communications:
Class A	368,124
Class B	43,946
Class C	48,078
Class N	13,135
Class Y	146,205

Custodian fees and expenses	502,634

Trustees’ compensation	65,790

Administration service fees	1,500

Other	228,080

Total expenses	44,418,486
Less waivers and reimbursements of expenses	(1,254,001)

Net expenses	43,164,485

Net Investment Income	36,062,652
30 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments from:
Unaffiliated companies (net of foreign capital gains tax of $93,085)	$50,512,461
Affiliated companies	(16,547,012)
Foreign currency transactions	30,686,022

Net realized gain	64,651,471

Net change in unrealized appreciation/depreciation on:
Investments	299,188,350
Translation of assets and liabilities denominated in foreign currencies	(121,703,769)

Net change in unrealized appreciation/depreciation	177,484,581

Net Increase in Net Assets Resulting from Operations	$278,198,704

See accompanying Notes to Financial Statements.
31 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended November 30,	2010	2009

Operations
Net investment income	$36,062,652	$25,900,471

Net realized gain (loss)	64,651,471	(113,370,380)

Net change in unrealized appreciation/depreciation	177,484,581	974,869,451

Net increase in net assets resulting from operations	278,198,704	887,399,542

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,223,473)	(8,603,822)
Class B	—	—
Class C	(17,861)	(165,921)
Class N	(385,471)	(389,420)
Class Y	(17,021,372)	(19,803,162)

	(25,648,177)	(28,962,325)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	201,763,200	213,467,612
Class B	(26,159,905)	(11,840,790)
Class C	(11,419,234)	(5,522,982)
Class N	13,893,971	12,543,851
Class Y	644,043,145	275,106,819

	822,121,177	483,754,510

Net Assets
Total increase	1,074,671,704	1,342,191,727

Beginning of period	3,267,582,952	1,925,391,225

End of period (including accumulated net investment income of $28,370,042 and $20,103,749, respectively)	$4,342,254,656	$3,267,582,952

See accompanying Notes to Financial Statements.
32 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended November 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$24.27	$17.02	$32.13	$27.03	$20.70

Income (loss) from investment operations:
Net investment income[1]	.18	.18	.36	.27	.10
Net realized and unrealized gain (loss)	1.45	7.28	(15.25)	5.04	6.38

Total from investment operations	1.63	7.46	(14.89)	5.31	6.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.21)	(.22)	(.21)	(.15)

Net asset value, end of period	$25.75	$24.27	$17.02	$32.13	$27.03

Total Return, at Net Asset Value[2]	6.77%	44.32%	(46.64)%	19.78%	31.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,554,785	$1,266,608	$700,394	$1,399,782	$1,115,664

Average net assets (in thousands)	$1,474,415	$960,876	$1,167,188	$1,352,329	$924,048

Ratios to average net assets:[3]
Net investment income	0.73%	0.91%	1.34%	0.88%	0.40%
Total expenses[4]	1.39%	1.45%	1.26%	1.20%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.34%	1.25%	1.20%	1.28%

Portfolio turnover rate	23%	13%	21%	8%	12%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2010	1.39%
Year Ended November 30, 2009	1.46%
Year Ended November 30, 2008	1.27%
Year Ended November 30, 2007	1.20%
Year Ended November 30, 2006	1.28%
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended November 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$23.14	$16.16	$30.54	$25.69	$19.69

Income (loss) from investment operations:
Net investment income (loss)[1]	(.02)	.03	.13	.02	(.08)
Net realized and unrealized gain (loss)	1.39	6.95	(14.51)	4.83	6.08

Total from investment operations	1.37	6.98	(14.38)	4.85	6.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—

Net asset value, end of period	$24.51	$23.14	$16.16	$30.54	$25.69

Total Return, at Net Asset Value[2]	5.92%	43.19%	(47.09)%	18.88%	30.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,020	$77,565	$65,006	$164,175	$167,383

Average net assets (in thousands)	$67,453	$68,562	$120,915	$167,676	$165,575

Ratios to average net assets:[3]
Net investment income (loss)	(0.07)%	0.16%	0.49%	0.07%	(0.37)%
Total expenses[4]	2.41%	2.51%	2.08%	1.99%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.13%	2.13%	2.06%	1.99%	2.07%

Portfolio turnover rate	23%	13%	21%	8%	12%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2010	2.41%
Year Ended November 30, 2009	2.52%
Year Ended November 30, 2008	2.09%
Year Ended November 30, 2007	1.99%
Year Ended November 30, 2006	2.07%
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C Year Ended November 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$23.10	$16.15	$30.52	$25.71	$19.71

Income (loss) from investment operations:
Net investment income (loss)[1]	(.01)	.03	.15	.04	(.08)
Net realized and unrealized gain (loss)	1.38	6.94	(14.49)	4.82	6.09

Total from investment operations	1.37	6.97	(14.34)	4.86	6.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	(.02)	(.03)	(.05)	(.01)

Net asset value, end of period	$24.47	$23.10	$16.15	$30.52	$25.71

Total Return, at Net Asset Value[3]	5.94%	43.20%	(47.03)%	18.91%	30.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$196,001	$196,449	$143,472	$292,598	$220,735

Average net assets (in thousands)	$198,031	$163,758	$241,776	$262,038	$188,347

Ratios to average net assets:[4]
Net investment income (loss)	(0.04)%	0.18%	0.59%	0.13%	(0.34)%
Total expenses[5]	2.10%	2.20%	2.01%	1.94%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.09%	2.10%	2.00%	1.94%	2.03%

Portfolio turnover rate	23%	13%	21%	8%	12%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2010	2.10%
Year Ended November 30, 2009	2.21%
Year Ended November 30, 2008	2.02%
Year Ended November 30, 2007	1.94%
Year Ended November 30, 2006	2.03%
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended November 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$23.89	$16.74	$31.62	$26.61	$20.40

Income (loss) from investment operations:
Net investment income[1]	.12	.14	.27	.16	.01
Net realized and unrealized gain (loss)	1.43	7.15	(15.00)	4.99	6.30

Total from investment operations	1.55	7.29	(14.73)	5.15	6.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.14)	(.15)	(.14)	(.10)

Net asset value, end of period	$25.33	$23.89	$16.74	$31.62	$26.61

Total Return, at Net Asset Value[2]	6.53%	43.90%	(46.79)%	19.42%	31.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100,249	$81,079	$46,420	$76,909	$54,908

Average net assets (in thousands)	$92,184	$60,494	$69,381	$66,468	$44,538

Ratios to average net assets:[3]
Net investment income	0.48%	0.68%	1.06%	0.55%	0.06%
Total expenses[4]	1.73%	1.82%	1.62%	1.53%	1.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.58%	1.57%	1.53%	1.62%

Portfolio turnover rate	23%	13%	21%	8%	12%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2010	1.73%
Year Ended November 30, 2009	1.83%
Year Ended November 30, 2008	1.63%
Year Ended November 30, 2007	1.53%
Year Ended November 30, 2006	1.64%
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class Y Year Ended November 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$24.20	$17.02	$32.12	$27.07	$20.74

Income (loss) from investment operations:
Net investment income[1]	.30	.28	.49	.40	.25
Net realized and unrealized gain (loss)	1.46	7.24	(15.23)	5.04	6.34

Total from investment operations	1.76	7.52	(14.74)	5.44	6.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.34)	(.36)	(.39)	(.26)

Net asset value, end of period	$25.71	$24.20	$17.02	$32.12	$27.07

Total Return, at Net Asset Value[2]	7.34%	45.02%	(46.37)%	20.32%	32.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,436,200	$1,645,882	$970,099	$876,444	$254,065

Average net assets (in thousands)	$2,042,580	$1,155,662	$881,407	$479,060	$142,489

Ratios to average net assets:[3]
Net investment income	1.22%	1.42%	1.92%	1.33%	1.03%
Total expenses[4]	0.81%	0.83%	0.79%	0.74%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%	0.82%	0.78%	0.74%	0.77%

Portfolio turnover rate	23%	13%	21%	8%	12%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2010	0.81%
Year Ended November 30, 2009	0.84%
Year Ended November 30, 2008	0.80%
Year Ended November 30, 2007	0.74%
Year Ended November 30, 2006	0.77%
See accompanying Notes to Financial Statements.
37 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior
38 | OPPENHEIMER INTERNATIONAL GROWTH FUND

to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
39 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
40 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on
Cost of Securities
Undistributed	Undistributed	Accumulated	and Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$34,471,749	$—	$318,976,026	$681,992,484

1.	As of November 30, 2010, the Fund had $318,976,026 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of November 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2011	$167,994,932
2014	266,942
2015	1,931,991
2016	32,821,421
2017	115,960,740

Total	$318,976,026

Of these losses, $2,695,578 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $385,083 per year.

2.	During the fiscal year ended November 30, 2010, the Fund utilized $63,480,677 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended November 30, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
41 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for November 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction to
	to Accumulated	Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments[4]

$1,258,568	$2,148,182	$889,614

4.	$114,818 was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 was as follows:

	Year Ended	Year Ended
	November 30, 2010	November 30, 2009

Distributions paid from:
Ordinary income	$25,648,177	$28,962,325
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,659,837,500
Federal tax cost of other investments	510,452

Total federal tax cost	$3,660,347,952

Gross unrealized appreciation	$867,568,518
Gross unrealized depreciation	(185,576,034)

Net unrealized appreciation	$681,992,484

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended November 30, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:
42 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Projected Benefit Obligations Increased	$4,868
Payments Made to Retired Trustees	23,857
Accumulated Liability as of November 30, 2010	195,534
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
43 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2010		Year Ended November 30, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	27,163,764	$669,599,998	27,326,059	$547,427,607
Dividends and/or distributions reinvested	298,657	7,308,138	431,929	7,407,578
Acquisition—Note 7	—	—	337,072	7,459,404
Redeemed	(19,272,916)	(475,144,936)	(17,041,806)	(348,826,977)[1]

Net increase	8,189,505	$201,763,200	11,053,254	$213,467,612

Class B
Sold	509,308	$12,019,032	956,975	$17,577,670
Dividends and/or distributions reinvested	—	—	—	—
Acquisition—Note 7	—	—	15,633	330,803
Redeemed	(1,616,879)	(38,178,937)	(1,642,194)	(29,749,263)[1]

Net decrease	(1,107,571)	$(26,159,905)	(669,586)	$(11,840,790)

Class C
Sold	1,699,521	$40,298,949	2,379,193	$44,079,953
Dividends and/or distributions reinvested	630	14,754	8,247	135,575
Acquisition—Note 7	—	—	28,394	599,403
Redeemed	(2,197,407)	(51,732,937)	(2,794,984)	(50,337,913)[1]

Net decrease	(497,256)	$(11,419,234)	(379,150)	$(5,522,982)

44 | OPPENHEIMER INTERNATIONAL GROWTH FUND

	Year Ended November 30, 2010		Year Ended November 30, 2009
	Shares	Amount	Shares	Amount

Class N
Sold	1,991,426	$48,658,115	1,670,995	$33,024,669
Dividends and/or distributions reinvested	14,542	350,890	20,683	349,954
Acquisition—Note 7	—	—	2,289	49,929
Redeemed	(1,441,901)	(35,115,034)	(1,073,905)	(20,880,701)[1]

Net increase	564,067	$13,893,971	620,062	$12,543,851

Class Y
Sold	45,941,581	$1,111,006,743	26,206,960	$560,011,021
Dividends and/or distributions reinvested	659,163	16,024,255	1,104,677	18,801,599
Acquisition—Note 7	—	—	7,454	164,205
Redeemed	(19,848,768)	(482,987,853)	(16,303,611)	(303,870,006)[1]

Net increase	26,751,976	$644,043,145	11,015,480	$275,106,819

1.	Net of redemption fees of $2,081, $169, $394, $133 and $2,614 for Class A, Class B, Class C, Class N and Class Y, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended November 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$175,951,355	$841,472,346
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $3 billion	0.67
Over $5 billion	0.65
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended November 30, 2010, the Fund paid $7,863,379 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
45 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2010 were as follows:

Class B	$947,233
Class C	4,971,313
Class N	1,061,558
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
46 | OPPENHEIMER INTERNATIONAL GROWTH FUND

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

November 30, 2010	$262,374	$492	$128,630	$10,669	$918
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended November 30, 2010, the Manager waived fees and/or reimbursed the Fund $141,168 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended November 30, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$761,802
Class B	183,975
Class C	28,529
Class N	138,527
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.
47 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in
48 | OPPENHEIMER INTERNATIONAL GROWTH FUND

derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of November 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $3,734, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of November 30, 2010 are as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Derivatives Not Accounted	and Liabilities		and Liabilities
for as Hedging Instruments	Location	Value	Location	Value

	Unrealized appreciation		Unrealized depreciation
	on foreign currency		on foreign currency
Foreign exchange contracts	exchange contracts	$3,734	exchange contracts	$3,138
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted	Foreign currency
for as Hedging Instruments	transactions

Foreign exchange contracts	$(1,436,760)
49 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted	Translation of assets and liabilities
for as Hedging Instruments	denominated in foreign currencies

Foreign exchange contracts	$67,663
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     During the year ended November 30, 2010, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $17,335,741 and $8,097,254, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counter-party defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Restricted Securities
As of November 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities
50 | OPPENHEIMER INTERNATIONAL GROWTH FUND

that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Acquisition of Oppenheimer Baring Japan Fund
On August 6, 2009, the Fund acquired all of the net assets of Oppenheimer Baring Japan Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Baring Japan Fund shareholders on July 31, 2009. The exchange qualified as a tax-free reorganization for federal income tax purposes.
Details of the merger are shown in the following table:

	Exchange	Shares of
	Ratio to One	Beneficial	Value of Issued
	Share of the	Interest Issued	Shares of	Combined Net Assets on
	Fund	by the Fund	Beneficial Interest	August 6, 2009[1]

Class A	0.259199	337,072	$7,459,404	$1,120,596,874
Class B	0.267179	15,633	$330,803	$74,478,475
Class C	0.267946	28,394	$599,403	$180,126,225
Class N	0.261585	2,289	$49,929	$70,629,575
Class Y	0.260760	7,454	$164,205	$1,272,888,706

1.	The net assets acquired included net unrealized depreciation of $67,026 and an unused capital loss carryforward of $5,405,101, potential utilization subject to tax limitations.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud
51 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
52 | OPPENHEIMER INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer International Growth Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund, including the statement of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
January 14, 2011
53 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended November 30, 2010 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended November 30, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $80,489,142 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended November 30, 2010, the maximum amount allowable but not less than $155,825 or 0.61% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $5,764,810 of foreign income taxes were paid by the Fund during the fiscal year ended November 30, 2010. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $46,599,760 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
54 | OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
55 | OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load international multi-cap growth funds. The Board noted that the Fund’s three-year and five-year performance was better than its peer group median although its one-year and ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load international multi-cap growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees and total expenses were lower than its peer group median and average.
56 | OPPENHEIMER INTERNATIONAL GROWTH FUND

     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
57 | OPPENHEIMER INTERNATIONAL GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
58 | OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
59 | OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 58	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976).
60 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 62	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Glavin, Jr., Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President and Portfolio Manager (since 1996) Age: 51	Director of Equities (since October 2010), Senior Vice President (since October 1993) and Director of International Equities (since July 2004) of the Manager. Formerly Vice President of HarbourView Asset Management Corporation (July 1994-November 2001). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension
61 | OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
62 | OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMER INTERNATIONAL GROWTH FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
63 | OPPENHEIMER INTERNATIONAL GROWTH FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
64 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
65 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $25,900 in fiscal 2010 and $25,900 in fiscal 2009.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no fees in fiscal 2010 and $5,750 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed $342,900 in fiscal 2010 and $269,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, and professional services relating to FIN 48 and capital accumulation plan.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $17,711 in fiscal 2010 and $13,015 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment- planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $355,915 in fiscal 2010 and $288,305 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer International Growth Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 01/11/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 01/11/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 01/11/2011